E-83
Exhibit No. 24
BuyersOnline.com, Inc.
Form 10-KSB/ 2000
File No. 0-26917

                     BUYERSONLINE.COM, INC.

                  Warrant for the Purchase of
                     Shares of Common Stock
                       Par Value $0.0001

                       WARRANT AGREEMENT

THE HOLDER OF THIS WARRANT, BY ACCEPTANCE HEREOF, BOTH WITH RESPECT TO THE WARRANT AND COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANT, AGREES AND ACKNOWLEDGES THAT THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE TRANSFERRED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR OTHER COMPLIANCE UNDER THE SECURITIES ACT OR THE LAWS OF THE APPLICABLE STATE OR A "NO ACTION" OR INTERPRETIVE LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER, AND ITS COUNSEL, TO THE EFFECT THAT THE SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH STATE STATUTES.

     This is to certify that, for value received, _______________________________________________ (the "Holder") is
entitled to purchase from BUYERSONLINE.COM, INC. (the "Company"), on the terms and conditions hereinafter set forth, all or any part of ______________________ shares ("Warrant Shares") of the Company's common stock, par value $0.0001 (the "Common Stock"), at the purchase price equal to $2.50 per share ("Warrant Price"). Upon exercise of this warrant in whole or in part, a certificate for the Warrant Shares so purchased shall be issued and delivered to the Holder. If less than the total warrant is exercised, a new warrant of similar tenor shall be issued for the unexercised portion of this warrant. By acceptance hereof, the Holder agrees to be bound by the terms and conditions of this warrant.

     This warrant is granted subject to the following further terms and conditions:

     1. This warrant has vested and is exercisable immediately and through the period ending 5:00 p.m. Salt Lake City time on December 31, 2002. In order to exercise this warrant with respect to all or any part of the Warrant Shares for which this warrant is at the time exercisable, Holder (or in the case of exercise after Holder's death, Holder's executor, administrator, heir or legatee, as the case may be) must take the following actions:

     (a) Deliver to the Corporate Secretary of the Corporation an executed notice of exercise in substantially the form of notice attached to this Agreement (the "Exercise Notice") in which there is specified the number of Warrant Shares which are to be purchased under the exercised warrant.

     (b) Pay the aggregate Warrant Price for the purchased shares through one or more of the following alternatives:

     (i) full payment in cash or by check made payable to the Corporation's order;

     (ii) full  payment in shares of Common Stock valued at  Fair
          Market Value on the Exercise Date (as such terms are defined below); or

     (iii) full  payment through a combination of shares  of
          Common  Stock  valued  at  Fair  Market  Value  on  the
          Exercise  Date  and  cash  or  check  payable  to   the
          Company's order.

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     (c)  Furnish to the Corporation appropriate documentation
that the person or persons exercising the warrant (if other than Holder) have the right to exercise this warrant.

     (d) For purposes of this Agreement, the Exercise Date shall be the date on which the executed Exercise Notice shall have been delivered to the Company. Except to the extent the sale and remittance procedure specified above is utilized in connection with the warrant exercise, payment of the Warrant Price for the purchased shares must accompany such Exercise Notice.

     (e) For all valuation purposes under this Agreement, the Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

     (i) If the Common Stock is not at the time listed or admitted to trading on any national securities exchange but is traded on the Nasdaq National Market or Nasdaq SmallCap Market, the Fair Market Value shall be the mean between the highest "bid" and lowest "offered" quotations of a share of Common Stock on such date (or if none, on the most recent date on which there were bid and offered quotations of a share of Common Stock), as reported by the Nasdaq National Market or Nasdaq SmallCap Market or any successor systems.

     (ii) If the Common Stock is at the time listed or admitted to trading on any national securities exchange, then the Fair Market Value shall be the closing selling price per share on the date in question on the securities exchange, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

     (iii) If the Common Stock is not listed on such date on any national securities exchange nor included in the Nasdaq National Market or Nasdaq SmallCap Market, but is traded in the over-the-counter market, the mean between the highest "bid" and lowest "offered" quotations of a share of Common Stock on such date (or if none, on the most recent date on which there were bid and offered quotations of a share of Common Stock), as reported on the OTC Bulletin Board.

     (iv) In the absence of an established market for the Common Stock, as determined in good faith by the board of directors of the Company, with reference to the Company's net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company's industry, the Company's position in the industry and its management, and the values of stock of other corporations in the same or a similar line of business. If the Holder disputes the determination of value, the parties shall attempt to negotiate a resolution of the dispute for a period of 30 days following the date the Company makes its determination of Fair Market Value. If the dispute or claim has not been resolved within said 30-day period, the dispute shall be resolved by arbitration conducted in Salt Lake City, Utah by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association then in effect or such other rules as mutually agreed upon by the Parties. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Each party shall bear its own costs and attorneys' fees incurred in connection with arbitration.

     (f) Upon such exercise, the Company shall issue and cause to be delivered with all reasonable dispatch (and in any event within three business days of such exercise) to or upon the written order of the Holder at its address, and in the name of the Holder, a certificate or certificates for the number of full Warrant Shares issuable upon the exercise together with such other property (including cash) and securities as may then be deliverable upon such exercise. Such certificate or certificates shall be deemed to have been issued and the Holder shall be deemed to have become a holder of record of such Warrant Shares as of the Exercise Date.

     2. The Warrant Shares have not and may not be registered as of the date of exercise of this warrant under the Securities Act or the securities laws of any state. This warrant and the Warrant Shares issuable on exercise of the warrant, when and if issued, are and may be "restricted securities" as defined in Rule 144 promulgated

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by the Securities and Exchange Commission and
must be held indefinitely unless subsequently registered under the Securities Act and any other applicable state registration requirements, or an exemption from such registration requirements for resale is available. The Company is under no obligation to register the securities under the Securities Act or under applicable state statutes, except as agreed to by it in writing. In the absence of such a registration or an available exemption from registration, sale of the Warrant Shares will be prohibited. The Holder shall confirm to the Company the representations set forth above in connection with the exercise of all or any portion of this warrant.

     3. The Warrant Price is subject to adjustment from time to time as set forth below.

      (a) If the Company shall issue, after the date of this warrant (the "Purchase Date") and prior to the date that is three months following the end of the Lock-up Period as defined in the Subscription Agreement between the Company and the Holder pursuant to which this Warrant is acquired any Additional Stock (as defined below) without consideration or for a consideration per share less than the Warrant Price in effect immediately prior to the issuance of such Additional Stock, the Warrant Price in effect immediately prior to each such issuance shall forthwith (except as otherwise provided in this Section 3(a)) be reduced to the price per share at which the Company issued or sold, or is deemed to have issued or sold, such shares of Common Stock.
Except to the limited extent provided for in subparagraphs 3(a)(iii)(C) and (D), no adjustment of the Warrant Price pursuant to this Section 3(a) shall have the effect of increasing the Warrant Price above the Warrant Price in effect immediately prior to such adjustment.

     (i) In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

     (ii) In the case of the issuance of the Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined in good faith by the Board of Directors.

     (iii) In the case of the issuance of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for all purposes of this paragraph 3(a)(iii) and paragraph 3(a)(iv):

          (A) The aggregate maximum number of shares of Common Stock deliverable upon exercise (assuming the satisfaction of any conditions to exercisability, including without limitation, the passage of time, but without taking into account potential antidilution adjustments) of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subparagraphs 3(a)(i) and (ii)), if any, received by the Company upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential antidilution adjustments) for the Common Stock covered thereby.

          (B) The aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange (assuming the satisfaction of any conditions to convertibility or exchangeability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof, shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the Company for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received
               by   the  Company  (without

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               taking  into  account
               potential antidilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in paragraphs 3(a)(i)and (ii)).

          (C) In the event of any change in the consideration payable to the Company upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, (excluding a change resulting solely from the antidilution provisions thereof if such change results from an event which gives rise to an antidilution adjustment under this Section 3(a)), the Warrant Price, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

          (D) Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Warrant Price, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the shares of Common Stock (and convertible or exchangeable securities which remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

          (E) The number of shares of Common Stock deemed issued and the consideration deemed paid therefor pursuant to subparagraphs 3(a)(iii)(A) and (B) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either subparagraphs 3(a)(iii)(C) and
               (D).

          (iv) "Additional Stock" shall mean any shares of Common
          Stock issued (or deemed to have been issued pursuant to paragraph 3(a)(iii)) by the Company after the Purchase
          Date other than

          (A) Common Stock issued pursuant to a transaction described in Section 3(b) hereof;

          (B) shares of Common Stock issuable or issued pursuant to a stock option, warrant, conversion right, or purchase right outstanding as of the Purchase
               Date; or

          (C) Common Stock issued or issuable upon conversion or in payment of dividends on the Company's Series A Convertible Preferred Stock or Series B Convertible Preferred Stock as constituted on the Purchase Date.

     (b) In the event the Company should at any time or from time to time after the Purchase Date fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the number of Warrant Shares purchasable hereunder appropriately increased in proportion to such increase in the aggregate of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents.

     (c) If the number of shares of Common Stock outstanding at any time after the Purchase Date is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the number of Warrant Shares purchasable hereunder will be appropriately decreased in proportion to such decrease in outstanding shares.

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     (d)  Whenever there is an adjustment in the number of
Warrant Shares purchasable upon the exercise of this warrant pursuant to the provisions of Sections 3(a) or (b), the Warrant Price shall be adjusted to an amount arrived at by multiplying the Warrant Price in effect immediately prior to such adjustment in the number of Warrant Shares by a fraction, the numerator of which shall be the number of Warrant Shares purchasable upon the exercise of this warrant immediately before such adjustment in the number of Warrant Shares and the denominator of which shall be the number of Warrant Shares purchasable upon the exercise of this warrant immediately after such adjustment in the number of Warrant Shares.

     (e) If at any time or from time to time after the Purchase Date there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 3) provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this warrant the number of shares of stock or other securities or property of the Company or otherwise, to which the Holder would have been entitled on such recapitalization assuming this warrant was exercised immediately prior thereto. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3 with respect to the rights of the Holder of this warrant after the recapitalization to the end that the provisions of this Section 3 (including adjustment of the Warrant Price then in effect and the number of Warrant Shares issuable upon exercise) shall be applicable after that event as nearly equivalent as may be practicable.

     (f) If at any time or from time to time after the Purchase Date the Company shall consolidate with or merge into another corporation or shall sell, lease, or convey to another corporation the assets of the Company as an entity or substantially as an entity (any one or more of such transactions being a "Corporate Transaction") provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this warrant the number of shares of stock or other securities or property of the Company or otherwise, to which the Holder would have been entitled to receive in such Corporate Transaction assuming this warrant was exercised immediately prior thereto.
In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3 with respect to the rights of the Holder of this warrant after the Corporate Transaction to the end that the provisions of this Section 3 (including adjustment of the Warrant Price then in effect and the number of Warrant Shares issuable upon exercise) shall be applicable after that event as nearly equivalent as may be practicable.

     4. The Company covenants and agrees that all Warrant Shares which may be delivered upon the exercise of this warrant will, upon delivery, be free from all taxes, liens, and charges with respect to the purchase thereof; provided, that the Company shall have no obligation with respect to any income tax liability of the Holder.

     5. The Company agrees at all times to reserve or hold available a sufficient number of shares of Common Stock to cover the number of Warrant Shares issuable upon the exercise of this and all other warrants of like tenor and other convertible securities then outstanding.

     6. This warrant shall not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Company, or to any other rights whatsoever, except the rights herein expressed, and no dividends shall be payable or accrue in respect of this warrant or the interest represented hereby or the Warrant Shares purchasable hereunder until or unless, and except to the extent that, this warrant shall be exercised.

     7. The warrants are subject to redemption on the following terms and conditions.

     (a) The redemption price for each Warrant Share purchasable hereunder that remains unpurchased is $0.001.

     (b) The warrants may be redeemed at the discretion of the Company when the Fair Market Value per share of the Company's Common Stock is $6.00 per share for 30 consecutive trading days (the "Measurement Period") and the unpurchased Warrant Shares are registered for resale under the Act.

     (c) Notice of redemption shall be given, if the Company elects to redeem, within 20 days following the end of any Measurement Period in which the Fair Market Value of the Common Stock achieves the specified price. The Company shall mail written notice of redemption to the record holder at his or her address appearing on the books and records of the Company. The notice of redemption shall specify the date of redemption, which shall not

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be less than 30 days following the date the notice is
mailed to holders. The warrants may be exercised, in whole or in part, after notice of redemption is given but before the date of redemption specified in the notice.

     (d) On the date of redemption, the Company will be obligated pay to the holder (upon surrender of this warrant by such holder at the Company's principal office) an amount in immediately available funds equal to the redemption price for all Warrant Shares purchasable hereunder. On the date of redemption all rights under this warrant, including, but not limited to, any right of exercise, will cease, the warrant will not be deemed to be outstanding, and the warrant will represent only the right to receive payment of the redemption price.

     8. The Company may deem and treat the registered owner of this warrant as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

     9. In the event that any provision of this Agreement is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision were not contained herein.

      10. In case this Warrant shall be mutilated, lost, stolen, or destroyed, the Company may at its discretion issue and deliver in exchange and substitution for and on cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen, or destroyed, a new Warrant of like tenor and representing an equivalent right or interest; but only on receipt of evidence satisfactory to the Company of such loss, theft, or destruction of this Warrant and indemnity satisfactory to the Company. The Holder shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

     11. This Agreement shall be binding on and inure to the benefit of the Company and the person to whom a warrant is granted hereunder, and such person's heirs, executors, administrators, legatees, personal representatives, assignees, and transferees.

     IN WITNESS WHEREOF, the Company has caused this warrant to be executed by the signature of its duly authorized officer on this ______ day of ___________________ 2000.

                                   BUYERSONLINE.COM, INC.



                                   By________________________
                                     Duly Authorized Officer

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                        Exercise Notice
          (to be signed only upon exercise of Warrant)

TO:  BUYERSONLINE.COM, INC.

     The Holder of the attached warrant hereby irrevocable elects to exercise the purchase rights represented by the warrant for, and to purchase thereunder, ________________________________
shares of common stock of BuyersOnline.com, Inc., and herewith makes payment therefor, and requests that the certificate(s) for such shares be delivered to the Holder at:


_________________________________________________________________


_________________________________________________________________


_________________________________________________________________

     If acquired without registration under the Securities Act of 1933, as amended ("Securities Act"), the Holder represents that the Common Stock is being acquired without a view to, or for, resale in connection with any distribution thereof without registration or other compliance under the Securities Act and applicable state statutes, and that the Holder has no direct or indirect participation in any such undertaking or in the underwriting of such an undertaking. The Holder understands that the Common Stock has not been registered, but is being acquired by reason of a specific exemption under the Securities Act as well as under certain state statutes for transactions by an issuer not involving any public offering and that any disposition of the Common Stock may, under certain circumstances, be inconsistent with these exemptions. The Holder acknowledges that the Common Stock must be held and may not be sold, transferred, or otherwise disposed of for value unless subsequently registered under the Securities Act or an exemption from such registration is available. The certificates representing the Common Stock will bear a legend restricting transfer, except in compliance with applicable federal and state securities statutes.

     The Holder agrees and acknowledges that this purported exercise of the warrant is conditioned on, and subject to, any compliance with requirements of applicable federal and state securities laws deemed necessary by the Company.

     DATED this ________ day of _________________, __________.




                                  ____________________________
                                  Signature

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                          Transfer Form

     FOR VALUE RECEIVED,
_________________________________________________ hereby sell, assign, and transfer unto

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________,

warrants to purchase shares of the Common Stock of BuyersOnline.com, Inc., represented by the within instrument, and do hereby irrevocably constitute and appoint:

_________________________________________________________________

to transfer said warrants stock on the books of the within named
Corporation with full power of substitution in the premises.

     Dated ___________________, _______________.



                                     ______________________________

In presence of

_________________________________________

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